UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported)	December 3, 2013

DARLING INTERNATIONAL INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-13323	36-2495346
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

251 O’CONNOR RIDGE BLVD., SUITE 300, IRVING, TEXAS	75038
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:	(972) 717-0300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.          Other Events.

On October 7, 2013, Darling International Inc., a Delaware corporation (“Darling”), issued a press release announcing the execution of a Sale and Purchase Agreement (the “SPA”) between Darling and VION Holding N.V., a Dutch limited liability company (“VION”), pursuant to which Darling will acquire all of the shares of VION Ingredients Nederland (Holding) B.V., VION Ingredients International (Holding) B.V., and VION Ingredients Germany GmbH (collectively, the “Companies”) for EUR 1.6 billion, upon the terms and subject to the conditions set forth in the SPA. Each of the Companies is a wholly-owned subsidiary of VION. At the consummation of the contemplated transaction, the Companies will directly or indirectly own all of the shares of the subsidiaries in VION’s Ingredients division and the interests in various operating joint ventures in VION’s Ingredients division (collectively, the “Group Companies”). The Group Companies together conduct the business of the development, production and marketing and sale of products of animal origin (the “Ingredients Business”). This Form 8-K provides the financial statements required by Item 9.01 (a) and (b) for the probable acquisition of VION's Ingredients division.
Item 9.01.          Financial Statements and Exhibits.

(a)    Financial Statements of Business Acquired.

The audited consolidated and combined financial statements of Vion Ingredients for the years ended December 31, 2012, 2011 and 2010, and related notes to the financial statements. The unaudited condensed consolidated and combined interim financial statements for the nine months ended September 30, 2013 and 2012, and related notes to the financial statements.

(b)    Pro Forma Financial Information.

Darling International Inc. unaudited pro forma consolidated financial information, comprised of an unaudited pro forma condensed consolidated balance sheet as of September 28, 2013 and unaudited pro forma condensed consolidated income statement for the nine months ended September 28, 2013 and year ended December 29, 2012, in each case, prepared on the basis as described herein.

(d)           Exhibits.

Exhibit Number	Description
23.1	Consent of BDO Audit & Assurance B.V.

99.1	Vion Ingredients audited Consolidated and Combined Financial Statements as of December 31, 2012, 2011 and 2010.

99.2	Vion Ingredients unaudited Condensed Consolidated and Combined Interim Financial Statements for the nine months ended September 30, 2013 and 2012.

99.3
Darling International Inc. unaudited pro forma condensed consolidated balance sheet as of September 28, 2013 and unaudited pro forma condensed consolidated income statements for the year ended December 29, 2012 and the nine months ended September 28, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DARLING INTERNATIONAL INC.

Date: December 3, 2013	By:	/s/ John F. Sterling
John F. Sterling
Executive Vice President and General Counsel

EXHIBIT LIST

Exhibit No.	Description
23.1	Consent of BDO Audit & Assurance B.V.

99.1	Vion Ingredients audited Consolidated and Combined Financial Statements as of December 31, 2012, 2011 and 2010.

99.2	Vion Ingredients unaudited Condensed Consolidated and Combined Interim Financial Statements for the nine months ended September 30, 2013 and 2012.

99.3
Darling International Inc. unaudited pro forma condensed consolidated balance sheet as of September 28, 2013 and unaudited pro forma condensed consolidated income statements for the year ended December 29, 2012 and the nine months ended September 28, 2013.

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